UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024 (January 29, 2024)
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4FRONT VENTURES CORP.
(Exact name of registrant as specified in its charter)
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British Columbia	000-56075	83-4168417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7010 E. Chauncey Lane Ste. 235 Phoenix, Arizona 85054
(Address or principal executive offices including zip code)
(602) 633-3067
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol	Name of Exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF FFNT	OTCQX CSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 29, 2024, 4Front Ventures Corp. (the “Company”) entered into the Second Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”), dated January 29, 2024, by and among the Company, LI Lending, LLC, a Delaware limited liability company (the “Lender”), the borrowers party thereto and the grantors party thereto.

Pursuant to the Amendment, US$23,000,000 of the outstanding principal balance on the loan was paid in kind through the issuance of 244,680,852 Class A Subordinate Voting Shares of the Company (“Class A Shares”) at a price of CAD$0.125 per Class A Share to the Lender. The remaining balance of the loan from the lender is US$28,700,000 (the “Loan”).The Lender also received a warrant (the “Warrant”) to purchase up to 36,702,127 Class A Shares at an exercise price of CAD$0.14375 per Class A Share. The Warrant is exercisable until May 1, 2026, the maturity date of the Loan.

Additionally, the Company granted the Lender a restricted stock unit (the “RSU”) that is convertible into Class A Shares only if the Company offers or sells Class A Shares or securities convertible into or exchangeable or exercisable for Class A Shares at a price per share less than CAD$0.125 (a “Dilutive Issuance”) within six months following the signing of the Amendment. The RSU is convertible into a number of Class A Shares equal to the lesser of (i) US$7,000,000 divided by the issue price per Class A Share (converted to USD) in the Dilutive Issuance, and (ii) the number of Class A Shares required for Lender to maintain its beneficial ownership percentage in the Company of 18.43%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02. The Class A Shares were issued by the Company to the Lender in accordance with the Amendment pursuant to the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On January 31, 2024, the Company issued a press release announcing the Amendment, a copy of which is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

Exhibit Number	Description
10.1	Second Amendment to Amended and Restated Loan and Security Agreement dated January 29, 2024.
99.1	Press Release dated January 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2024

4FRONT VENTURES CORP.

By:	/s/ Andrew Thut
Andrew Thut
Chief Executive Officer